UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or vised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2017, Avadel Pharmaceuticals plc (the "Company") held its 2017 annual general meeting of shareholders (the "2017 Meeting").  As reported below in Item 5.07 of this current report on Form 8-K, at the 2017 Meeting the shareholders of the Company approved the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan (the "2017 Omnibus Plan") and the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan (the "2017 ESPP").

A description of the material terms of the 2017 Omnibus Plan is set forth beginning on page 36 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017 (the "Proxy Statement") under the caption "Proposal 3 – Approval of the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan"; such description is incorporated herein by reference in its entirety.  The complete text of the 2017 Omnibus Plan is incorporated herein as Exhibit 10.1 to this current report on Form 8-K by reference to Annex A to the Proxy Statement.

A description of the material terms of the 2017 ESPP is set forth beginning on page 42 of the Proxy Statement under the caption "Proposal 4 – Approval of the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan"; such description is incorporated herein by reference in its entirety.  The complete text of the 2017 ESPP is incorporated herein as Exhibit 10.2 to this current report on Form 8-K by reference to Annex B to the Proxy Statement.

On June 28, 2017, the Compensation Committee of the Company's Board of Directors approved the form of Stock Option Agreement attached hereto as Exhibit 10.3 for use in connection with awards of employee stock options under the 2017 Omnibus Plan, and such form is incorporated by reference herein.

Item 5.07    Submission of Matters to a vote of Security Holders.

Results of Shareholders Votes at the 2017 Meeting. The final voting results on each of the matters submitted to a vote of security holders at the 2017 Meeting are set forth below. There were 41,384,854 ordinary shares issued and outstanding at 5:00pm (Irish Standard Time) on May 19, 2017 and entitled to vote at the 2017 Meeting.  A total of 40,549,866 ordinary shares (97.98%) were represented at the 2017 Meeting.

(i) Resolution 1. The shareholders approved each of the six director nominees for one-year terms expiring at the 2018 annual general meeting of shareholders. The results of the shareholders' vote with respect to each director nominee were as follows:

Nominee	For	Against	Abstentions
Craig R. Stapleton	38,463,245	2,063,832	22,789
Michael S. Anderson	40,300,495	223,581	25,790
Francis J.T. Fildes	38,434,362	2,092,565	22,939
Christophe Navarre	40,044,719	481,207	23,940
Benoit Van Assche	38,057,001	2,466,123	26,742
Peter Thornton	38,393,159	2,088,569	68,138

(ii) Resolution 2. The shareholders approved, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company's independent registered public auditor and accounting firm for the fiscal year ending December 31, 2017, and the shareholder's authorized, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remuneration. The results of the shareholders' vote with respect to such resolution were as follows:

For	Against	Abstentions
40,488,168	25,584	36,144

(iii) Resolution 3. The shareholders approved the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan. The results of the shareholders' vote with respect to such resolution were as follows:

For	Against	Abstentions
39,351,239	1,151,486	47,141

(iv) Resolution 4. The shareholders approved the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan. The results of the shareholders' vote with respect to such resolution were as follows:

For	Against	Abstentions
39,668,984	837,443	43,439

No other matters were considered or voted upon at the 2017 Meeting.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1
Avadel pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan (incorporated herein by reference to Annex A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017)

10.2
Avadel pharmaceuticals plc 2017 Employee Share Purchase Plan (incorporated herein by reference to Annex B to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017)

10.3	Form of Stock Option Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: June 30, 2017

Exhibit Index

10.1
Avadel pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan (incorporated herein by reference to Annex A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017)

10.2
Avadel pharmaceuticals plc 2017 Employee Share Purchase Plan (incorporated herein by reference to Annex B to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017)

10.3	Form of Stock Option Agreement